INVESTOR PRESENTATION November 2020

Forward Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward- looking statements in this press release. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. 2

Meet the New Flotek New management team John W. Gibson, Jr. | Chairman, President & CEO Building entrepreneurial culture with commitment to customer success Michael Borton Ryan Ezell, Ph.D. TengBeng Koid CFO President President Unrelenting focus on delivering shareholder Chemical Technologies Global Business value James Enhanced Board of Directors with focus on governance Nick Bigney James Silas, Ph.D. Danielle Allen SVP, General Counsel & SVP, Research & SVP, Chief of Staff Corporate Secretary Innovation 3

Flotek’s Profile SUMMARY METRICS NYSE: FTK Flotek Industries, Inc. is a technology- driven, specialty chemistry and data Market Cap: $193.24 million company that serves customers across industrial, commercial and Cash: $49.9 million consumer markets. Debt: $5.7 million* TTM Revenue: $60.561 million Mission: Apply our knowledge and passion for chemistry to Portfolio of 164 patent assets empower value creation for all of our stakeholders. and growing As of 9/30/2020 *The Company received a $4.8 million loan and JP3 received a $0.9 million loan, both pursuant to the Paycheck Protection Program (PPP) administered by the U.S. Small Business Administration as part of the “CARES” Act.” 4

Consumer & Industrial Chemistry as a Common Platform Utilizing same assets, supply chain, logistics, CHEMISTRY R&D to unique buyers Data and markets – flexibility Analytics to deploy to most attractive market Energy opportunities. 5

Flotek’s Business Segments Chemistry Technologies Energy Chemistry Sanitizer & Disinfectants Provides specialty chemicals and Delivers high-quality sanitizing and logistics solutions to oil & gas disinfecting products that meet the producers that improve asset demands across a variety of consumer performance and economics. and industrial applications. Data Analytics Flotek’s innovative, real-time data platforms combine the energy industry’s only field-deployable, inline optical analyzer with proprietary cloud visualization and analytics, to optimize processing efficiencies and valuation of natural gas, crude oil and refined fuels. 6

Continued Execution against Long-Term Strategic Growth Objectives We have adapted our business while focusing on executing against our strategy. Building a strong foundation for 2021 and beyond. • Reduce dependence on rig count • Expand new product lines that create a greater amount of backlog and/or annual recurring revenue (ARR) • Further differentiate offering from competitors • Enhance capability to provide digital transformation of chemistry • Strengthen market share for our current product lines 7

Flotek Operations Global footprint with significant international opportunities across business segments. Flotek Operations Flotek Research 8

Chemistry Technologies: Energy Chemistry Transformed business offering unique solution to meet the needs of oil and gas market today and the future Flotek’s energy chemistry business offers a unique 2020: A transformative year for our Energy Chemistry and valuable solution in the marketplace segment • Delivering cost-effective chemistry solutions • Drove down our operational costs • Designing and implementing optimized chemistries • Renegotiated logistics and supplier contracts • Helping operators increase production at lower cost per • Accelerated efficiencies in our business processes barrel produced Focused on reintroducing Flotek to the market and building stronger relationships with our active and successful customers to expand our global GROWTH market share. OPPORTUNITIES International opportunities driving upside, particularly in the Middle East. Recently named NOC chemical partner-of-choice for coiled tubing stimulation. 9

Chemistry Technologies: Sanitizer & Disinfectant Business

Leverages Flotek's existing specialty chemistries and diversifies business and revenue stream

Q1 2020

- Began initially as community support initiative.
- Flotek produced and donated sanitizers for local communities in response to the global pandemic.
- Leveraging the same chemistries, facilities, capabilities as energy chemistries.

Q2 2020

- Launched FDA-quality surface & hand sanitizers for industrial and consumer applications.
- Minimal capital investment to capture long-term, high growth opportunity.

Q3 2020

- Expansion of product line: FDA-and EPA-registered Janitorial & Sanitizing product portfolio
- Actively selling FDA-and EPA-registered janitorial and sanitizer products into multiple markets. Customers include: hospitals, hospitality & travel, food services, sports & entertainment, e-commerce.
- Recently installed packaging line for greater efficiency, lower costs, accelerated order fulfillment.

GROWTH OPPORTUNITIES

Advance Flotek's position as a top-selling, high-quality sanitizer and disinfectant manufacturer

Growth opportunities in the janitorial sanitizer market (JanSan) and contract manufacturing for white label distribution.

Expanded portfolio includes disinfectant wipes and sprays, surface cleaners and degreasers, and manufacturing partnerships with emerging technologies in the JanSan industry.



Hand Sanitizer
Hand Sanitizer

FLOTEK

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PRODUCTS Flotek Chemistry Capability MADE IN THE USA Domestic Blend Facilities 3M+ gal/mo. combined MARLOW, OK WALLER, TX capacity* 90,000 sqft warehouse Full liquid blending and 38,000 sqft warehouse Liquid blending and (heated and ambient bulk storage tanks) QA/QC capabilities (heated and ambient bulk storage tanks) QAQC capabilities ISO Certified FDA 503BcGMP USP 795 Pharmaceutical Compounding of EPA Establishment No: 84892-OK-1 Facilities non-sterile preparations FDA/NDC Labeler Code: 74208 *Manufacturing capacities are on 8 hr shift basis; two shifts are available for liquid/gel Manufacturing capacities are for wipes are approximately 2.0M 80 count canisters/month 11

Data Analytics Diversifying Flotek’s Business across all Segments of the Hydrocarbon Value Chain The Need for Real-Time Data in the Modern Age of Oil & Gas Digitalization JP3’s technologies are helping One Technology Platform – Wide Range of Applications Flotek customers accelerate the industry’s digital transformation by providing the real-time data necessary to manage crude oil Upstream Midstream Downstream Distribution Low-cost, real-time analysis of subsurface Gas process plants running Automated Refineries can custom-blend crudes from Refined fuel terminals and pipelines can production flow. Enables evaluation of Process Control systems require real-time multiple day tanks or supply pipelines to be optimized to reduce or eliminate and natural gas processing. crude’s value at the wellhead enables new liquids composition for plant balancing craft optimized feedstock in real time transmix of fuels in common pipelines and contract pricing structures between and give-away reduction instead of running blind significantly increase profits producer and refiner based on actual composition rather than outdated API Gravity proxy • Actively shifting business model to • Leveraging Joint Data Service Solution subscription-based contracts with recurring collaborative agreement with Phillips 66: GROWTH revenue – Optimize transmix. • Gaining positive momentum in international – Targeting refined fuel producers, transporters & OPPORTUNITIES markets, with focus on Middle East, Asia & Africa distribution terminal operations. 12

Differentiating Through Research & Innovation Driving innovation in: • Specialty chemical formulations • FDA & EPA regulatory guidance • Data analytics • Basin & reservoir specialization • Technical support & QA/QC 164 • New technology projects and future patent generation products and services assets

Renewed Focus on ESG Environmental focus • Patented Complex nano-fluid® chemistry technologies Flotek is strongly committed to excellence in protecting the built upon naturally sustainable and non-toxic citrus oil from orange peels to improve well performance environment, health, safety and security of our employees and productivity. and those who live and work in close proximity to our worksites. • Performance chemistries delivering more efficient acreage development and lower capital intensity. Flotek operations worldwide comply with all local • JP3 technologies provide opportunity to measure requirements and implement additional standards to greenhouse gases and enable customers to achieve and quantify ESG performance goals. protect the environment, health, safety and security of our operations. Safety • TRIR 1.03, exceeds comparable industry safety Our safety, health and environmental goals are designed to statistics. sustain our drive to zero incidents - relentlessly and Community investment responsibly. We constantly emphasize the importance of • Donated thousands of gallons of hand sanitizer to monitoring the safety, security and environmental impact of local communities, including first responders, hospitals, schools, homeless shelters and senior our jobsites. Through our day-to-day due diligence, Flotek residential communities during 1H 2020. strives to be recognized as one of the industry's best performers. 14

Third Quarter 2020 Highlights Financials Business Leadership Consolidated revenue was up 43.5% Expanded Flotek’s existing hand sanitizer Appointed Mike Fucci to Flotek’s Board to versus second quarter of 2020, with line to include disinfectants and surface Directors, adding expertise on human improvement from energy chemistry. cleaners and offering a full product capital, diversity & inclusion and business offering for the JanSan Community. transformation to Flotek board. Increased international sales in the UAE by 70% YOY. Rationalized a large portion of inventory and streamlined product portfolio, Lowered expenses notably at JP3 with a reducing SKUs by 35% within the 35% reduction in headcount in addition to Chemistry Technologies segment, decreasing other operating costs. reducing inventory carrying costs by $1.3 million. Healthy balance sheet of $49 million of cash at the end of third quarter with Continued collaborative agreement a low debt level of roughly $5.7 million. between JP3 and Phillips 66. 15

Adapting to an Evolving Environment and Well Positioned for the Future Flotek’s differentiated business model is positioned to capture growth on profitability Expanding International Diversifying Portfolio Unlocking Digital Transformation Leveraging Flotek’s international market • Diversification of business through • Digital transformation access, the growth opportunities are large. development of sanitizer and disinfectant business in second quarter 2020. – Through JP3, helping customers • Energy Chemistry Technologies accelerate their digital transformation through real-time composition of – Opportunities in Middle East, Africa & • Acquisition of JP3 acquisition in second valuation data necessary to manage Asia. quarter 2020 provides customer diversification downstream, midstream, crude oil and natural gas processing in – Chemical partner-of-choice for coil and upstream markets. the digital age. tubing stimulation for NOC in Middle East. • Recurring revenue • Data Analytics/JP3 – JP3 is transitioning to a subscription based, SaaS business model, yielding a – Expanding from domestic-only higher margin and a recurring revenue offering to international markets, with stream which mitigates risks in volatile a focus on Middle East, Africa & Asia. commodity markets. 16

Investment Highlights Leading developer of Disciplined approach to growth and specialty, performance profitability chemistry – Managing expenses – Inventory rationalization Differentiated portfolio – Pivoting business operations Strong R&D Runway of growth capabilities, world- class research & internationally innovation center Attractive market Empowering digital dynamics transformation Healthy balance sheet

Flotek Industries, Inc. Unaudited Condensed Consolidated Statements of Operations (in thousands, except per share data) Three Months Ended Nine Months Ended 9/30/2020 9/30/2019 6/30/2020 9/30/2020 9/30/2019 Recent Financials Revenue $ 12,739 $ 21,879 $ 8,880 $ 41,035 $ 99,827 Costs and expenses: Unaudited Condensed Operating expenses (excluding depreciation and amortization) 29,466 23,622 11,632 63,939 105,711 Corporate general and administrative 2,679 5,685 5,395 12,568 19,020 Consolidated Depreciation and amortization 518 2,058 468 3,177 6,437 Research and development 1,480 2,297 1,638 5,673 6,658 Statement of Operations (Gain) loss on disposal of long-lived assets (37) 3 (22) (92) 1,096 Impairment of goodwill 11,706 - - 11,706 - (in thousands, except share data) Impairment of fixed and long-lived assets 12,521 - - 69,975 - Total costs and expenses 58,333 33,665 19,111 166,946 138,922 Loss from operations (45,594) (11,786) (10,231) (125,911) (39,095) Other (expense) income: Gain on Lease Termination - - 576 576 - Interest expense (19) (1) (16) (40) (2,014) Other income, net 291 436 78 322 1,238 Total other income (expense), net 272 435 638 858 (776) Loss before income taxes (45,322) (11,351) (9,593) (125,053) (39,871) Income tax benefit 81 191 32 6,282 694 Loss from continuing operations (45,241) (11,160) (9,561) (118,771) (39,177) Income from discontinued operations, net of tax - 117 - - 44,583 Net (loss) income (45,241) (11,043) (9,561) (118,771) 5,406 Basic earnings (loss) per common share: Continuing operations $ (0.66) $ (0.19) $ (0.14) $ (1.75) $ (0.67) Discontinued operations, net of tax - - - - 0.76 Basic earnings (loss) per common share $ (0.66) $ (0.19) $ (0.14) $ (1.75) $ 0.09 Diluted earnings (loss) per common share: Continuing operations $ (0.66) $ (0.19) $ (0.14) $ (1.75) $ (0.67) Discontinued operations, net of tax - - - - 0.76 Diluted earnings (loss) per common share $ (0.66) $ (0.19) $ (0.14) $ (1.75) $ 0.09 Weighted average common shares: Weighted average common shares used in computing basic earnings 68,217 58,608 66,035 68,063 58,491 (loss) per common share Weighted average common shares used in computing diluted earnings 68,217 58,608 66,035 68,063 58,491 (loss) per common share (1) Results of the Company’s Consumer and Industrial Chemistry Technologies (“CICT”) segment are presented as discontinued operations for all periods. (2) Prior periods presented for 2019 have been adjusted to reflect revisions to results determined not to be material to those prior periods.